UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2017, Finjan Holdings, Inc. (“Finjan” or the “Company”) entered into a Series A-1 Preferred Stock Purchase Agreement (the “Purchase Agreement”) between the Company and Soryn HLDR Vehicle II LLC, a Delaware limited liability company (“Soryn HLDR”). Soryn HLDR was set up by Halcyon Long Duration Recoveries Management LP and its affiliates in partnership with Soryn Capital, LLC, an affiliate of Soryn IP Group, LLC. Pursuant to the Purchase Agreement, the Company agreed to issue to Soryn HLDR in a private placement (the “Private Placement”) an aggregate of 153,000 shares of the Company’s Series A-1 Preferred Stock (the “Shares”) at a purchase price of $100.00 per share, for aggregate proceeds of $15.3 million. The Company also agreed to issue to Soryn HLDR a common stock warrant (the “Warrant”), to purchase 2,000,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) at an exercise price of $3.18 per share, which Warrant has a term of three years. The closing occurred on June 19, 2017. The Company retained B. Riley & Company, LLC (“B. Riley”) as placement agent for the Private Placement and agreed to pay B. Riley a fee equal to the lesser of (i) $500,000 or (ii) 5.0% of the aggregate gross proceeds from the Private Placement, plus reimbursement of certain expenses.

The Company plans to use the proceeds from the Private Placement for general corporate purposes, including operations and working capital purposes. A portion of the proceeds may also be used to acquire or invest in intellectual property. Finally, Finjan is evaluating using up to $5 million of proceeds from the Private Placement in the implementation of a stock repurchase program, which if implemented by the Company’s Board of Directors, would seek to repurchase shares of the Company’s common stock from time to time in compliance with the rules and regulations of the Securities and Exchange Commission.

As set forth in the Certificate of Designation of Series A-1 Preferred Stock (the “Certificate of Designation”) filed with the Secretary of State of the State of Delaware in connection with the Private Placement, the Shares contain certain rights and preferences, optional and mandatory redemptive provisions and carry participation rights in certain of the Company’s revenue streams until the Shares are retired. Capitalized terms referenced below and not otherwise defined in this Current Report on Form 8-K shall have the meanings given them in the Certificate of Designation.

At any time, the Company can, at its option, redeem all or any portion of the Shares at the “Liquidation Value” then in effect. Liquidation Value means, with respect to any Share (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series A-1 Preferred Stock), an amount equal to the lesser of:

(a) 2.8 times the Original Purchase Price; or

(b)     the following: (i) from the Date of Issuance to December 16, 2017, 1.2375 times the Original Purchase Price; (ii) from December 16, 2017 to March 16, 2018, 1.3 times the Original Purchase Price; (iii) from March 16, 2018 to June 14, 2018, 1.34 times the Original Purchase Price; (iv) from June 14, 2018 to June 9, 2019, 1.575 times the Original Purchase Price; and (iv) thereafter, 1.575 times the Original Purchase Price plus 0.125 times the Original Purchase Price for every ninety day (90) period following June 9, 2019.

The holder of the Shares can require the Company to redeem Shares following the Company’s receipt of proceeds from litigation or licensing equal to the following: (i)    for litigation proceeds (A) from the Date of Issuance until June 19, 2018, fifty percent (50%); (B) from June 19, 2018 until June 19, 2019, seventy percent (70%); and (C) on and after June 19, 2019, eighty percent (80%); and (ii) for licensing proceeds (A) from the Date of Issuance until June 19, 2018, twenty percent (20%); (B) from June 19, 2018 until June 19, 2019, thirty percent (30%); and (C) on and after June 19, 2019, forty percent (40%).

Additionally, following the occurrence of a Negative Litigation Event or a Negative Treasury Event, any holder of Shares shall have the right to have all of their shares redeemed by the Company. Such redemption rights are in addition to redemption and other rights that the holder of the Shares may exercise should the Company materially breach its obligations under the Purchase Agreement or the Certificate of Designation.

The protective provisions of the Shares reflected in the Certificate of Designation include, among other matters, requiring the consent of a Majority in Interest (as defined in the Certificate of Designation) in order for the Company to, among other things (subject to certain exceptions):

• declare dividends or redeem equity securities (other than for the stock repurchase program contemplated above);
• enter into a joint venture;
• create senior equity securities;
• incur indebtedness above an agreed upon level or allow certain liens against the Company’s assets;
• enter into, terminate or modify employment contracts and related matters with officers; and
• acquire material assets or other entities.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and Soryn HLDR.

The foregoing descriptions of each of the Purchase Agreement, the Warrant and the Certificate of Designation do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of (i) the Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, (ii) the Form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, and (iii) the form of Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 2.03 by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 3.02 by reference.

The issuance and sale of the shares of Series A-1 Preferred Stock to Soryn HLDR under the Purchase Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of Soryn HLDR that Soryn HLDR is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment in the Company.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities referred to herein have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 3.03.  Material Modification to Rights of Security Holders.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2017, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Private Placement.

The description of the Certificate of Designation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference and the full text of the form of the Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01.  Other Events.

On June 20, 2017, the Company issued a press release announcing the entry into the Purchase Agreement and the closing of the sale of the Series A-1 Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series A-1 Preferred Stock, filed with the Secretary of State of Delaware on June 19, 2017.
4.1	Form of Warrant.
10.1	Series A-1 Preferred Stock Purchase Agreement, dated June 15, 2017, between Finjan Holdings, Inc. and Soryn HLDR Vehicle II LLC.
99.1	Press Release, dated June 20, 2017, entitled “Finjan Secures $15.3 Million Series A-1 Preferred Stock Financing.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: June 20, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer